Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of ZW Data Action Technologies Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)          The Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2026 fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2026

/s/ Handong Cheng
Handong Cheng
Chief Executive Officer
(Principal Executive Officer)

/s/ Handong Cheng
Handong Cheng
Acting Chief Financial Officer
(Principal Accounting and Financial Officer)